UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2005 (March 1, 2005)

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of principal executive offices / zip code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02 Results of Operations and Financial Condition

      See Item 7.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

      This Current Report on Form 8-K provides access to Gevity HR, Inc.’s expanded investor presentation dated as of March 2005, for informational purposes only. A copy of the company’s investor presentation is furnished herewith as Exhibit 99.1 and is also available via the company’s website at www.gevity.com.

      The information in this Current Report on Form 8-K and the Exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated March 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.
Dated: March 1, 2005	By:	/s/ Gregory M. Nichols
Gregory M. Nichols
Senior Vice President, General Counsel and Secretary